The Spain Fund

Semi-Annual Report
May 31, 2000

                               [GRAPHIC OMITTED]

                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 7, 2000

Dear Shareholder:

This report provides you with an update of investment results and market commentary for The Spain Fund (the "Fund") for the semi-annual reporting period ended May 31, 2000.

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results

The following table provides performance for your Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended May 31, 2000.


INVESTMENT RESULTS*

Periods Ended May 31, 2000

                           -----------------------------------------------------
                                            Total Returns
                           -----------------------------------------------------
                           3                     6                       12
                         Months                Months                  Months
--------------------------------------------------------------------------------

The Spain
Fund                    -23.30%                 3.07%                   9.38%
--------------------------------------------------------------------------------
Madrid
General
Index
(in USD)                -15.36%                -4.67%                  -0.65%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value as of May 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Madrid General Index comprises 121 stocks and represents slightly more than 92% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index reflects no fees or expenses. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment including The Spain Fund.

      Additional investment results appear on page 4-6.


Investment Discussion & Outlook

The Spanish economy continues to perform strongly. Consumer demand and industrial production are the main drivers behind an expected gross domestic product ("GDP") of above 3% for the current year. Prospects for 2001 are also good, and we anticipate Spain will continue to outperform the other economies in the Euro-zone.

Spain's growth, however, has come at a price, most notably in a higher inflation rate than for its European trading partners. The gap between inflation in Europe relative to Spain has widened to 1.1%, according to the latest price data. Although the European central bank has raised interest rates, it is hard to foresee this differential declining in the medium term while the Spanish economy continues to perform relatively strongly. This erosion in competitiveness has resulted in a widening of the country's trade deficit during the


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                                                              THE SPAIN FUND o 1
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----------------------
LETTER TO SHAREHOLDERS
----------------------

current year. Currently, however, this does not pose a problem as capital inflows remain strong.

It will be important for wage costs to be kept under control in order to halt this erosion in competitiveness, though with the current unemployment rate at its lowest level since 1980, moderation in wage claims may be difficult to achieve.

This strong economic performance is translating into significant corporate earnings growth, and we would anticipate earnings per share to increase by around 20% in the current year. However, despite this powerful profit performance, investors in the country have become nervous as a result of the prospect of further hikes in interest rates, as well as uncertainty as to whether the United States economy will be able to achieve a soft landing.

At the same time, domestic Spanish investors have diverted money flows towards the cash and international markets, consequently removing the liquidity support for the equity market. However, we foresee these flows building again in the latter part of the current year, as confidence improves, thus enabling multiples to expand further.

Market Review

While valuation levels for the Spanish stock market remain higher than the European averages. Spanish companies also offer considerably better growth prospects than their European counterparts. As a result, we conclude that the Spanish stock market is capable of making further advances as these uncertainties dissipate. Consequently, we maintain the Fund in a broadly and fully invested position. We also continue to focus on companies that offer higher than average earnings growth, particularly in the telecommunications, media and technology ("TMT") sectors. Although this area of the market has been relatively hard hit as a result of the shake-out of TMT issues listed on NASDAQ, we continue to believe that in the long term, these companies will continue to offer broad outperformance relative to the rest of the Spanish market.


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2 o THE SPAIN FUND
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We look forward to reporting to you in the near future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO] Dave H.
        Williams

[PHOTO] Mark H.
        Breedon

Portfolio Manager, Mark H. Breedon, has over 23 years of investment experience.


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                                                              THE SPAIN FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SPAIN FUND
GROWTH OF A $10,000 INVESTMENT
5/31/90 TO 5/31/00

                             o The Spain Fund (NAV)
                             o Madrid General Index

                              [LINE CHART OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 5/31/90 to 5/31/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Madrid General Index comprises 121 stocks and represents slightly more than 92% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization.

When comparing The Spain Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including The Spain Fund.


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4 o THE SPAIN FUND
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                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SPAIN FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                             o The Spain Fund (NAV)
                             o Madrid General Index

                              [BAR CHART OMITTED]

                 The Spain Fund (NAV)--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                      The Spain                       Madrid
                                     Fund (NAV)                    General Index
--------------------------------------------------------------------------------
5/31/91                                 -5.95%                        -1.64%
5/31/92                                  4.58%                        -1.58%
5/31/93                                -25.13%                       -17.85%
5/31/94                                 21.34%                        22.03%
5/31/95                                  0.00%                         3.75%
5/31/96                                 14.35%                        20.95%
5/31/97                                 41.01%                        39.99%
5/31/98                                 65.65%                        55.80%
5/31/99                                  1.74%                        -1.29%
5/31/00                                  9.38%                        -0.65%

Past performance in no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Madrid General Index comprises 121 stocks and represents slightly more than 92% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


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                                                              THE SPAIN FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2000 (unaudited)

INCEPTION DATE                PORTFOLIO STATISTICS
6/28/88                       Assets ($mil): $117.0

                               [PIE CHART OMITTED]

SECTOR BREAKDOWN

o      4.56%  Basic Industries
o     16.82%  Consumer Services
o      9.90%  Energy
o     26.68%  Financial Services
o      2.90%  Technology
o     38.96%  Utilities
o      0.18%  Short-Term

All data as of May 31, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


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6 o THE SPAIN FUND
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                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS

May 31, 2000 (unaudited)

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Telefonica, SA                                          $24,143,581     20.6%
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya, SA                                 14,145,555     12.1
--------------------------------------------------------------------------------
Repsol-YPF, SA                                           11,255,951      9.6
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA                       9,267,162      7.9
--------------------------------------------------------------------------------
Sogecable, SA                                             7,561,849      6.5
--------------------------------------------------------------------------------
Amadeus Global Travel Distribution, SA                    6,758,326      5.8
--------------------------------------------------------------------------------
Endesa, SA                                                6,722,217      5.7
--------------------------------------------------------------------------------
Union Electrica Fenosa, SA                                5,488,335      4.7
--------------------------------------------------------------------------------
Acerinox, SA                                              5,182,969      4.4
--------------------------------------------------------------------------------
Corporacion Financiera Alba, SA                           4,873,033      4.2
--------------------------------------------------------------------------------
                                                        $95,398,978     81.5%


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                                                              THE SPAIN FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-97.0%

Utilities-37.9%
Electric & Gas-11.9%
Endesa, SA .....................................         324,012     $ 6,722,217
Gas Natural SDG, SA ............................          96,000       1,698,587
Union Electrica Fenosa, SA .....................         263,000       5,488,335
                                                                     -----------
                                                                      13,909,139
                                                                     -----------
Telecommunications-2.4%
Indra Sistemas, SA .............................         129,000       2,782,333
                                                                     -----------
Telephone-23.6%
Jazztel Plc. (ADR)(a) ..........................          88,200       3,445,312
Telefonica, SA(a) ..............................       1,175,362      24,143,581
                                                                     -----------
                                                                      27,588,893
                                                                     -----------
                                                                      44,280,365
                                                                     -----------
Financial Services-25.9%
Banking-21.7%
Banco Bilbao Vizcaya, SA(b) ....................       1,010,000      14,145,555
Banco Santander Central Hispano, SA ............         944,358       9,267,162
Bankinter, SA ..................................          45,000       2,032,758
                                                                     -----------
                                                                      25,445,475
                                                                     -----------
Real Estate-4.2%
Corporacion Financiera Alba, SA ................         195,032       4,873,033
                                                                     -----------
                                                                      30,318,508
                                                                     -----------
Consumer Services-16.4%
Broadcasting & Communication-6.5%
Sogecable, SA(a) ...............................         204,000       7,561,849
                                                                     -----------
Printing & Publishing-1.1%
Unidad Editorial, SA Series A(a)(c) ............         687,039       1,282,977
                                                                     -----------
Retail-3.0%
Aldeasa, SA ....................................         196,550       3,519,889
                                                                     -----------
Miscellaneous-5.8%
Amadeus Global Travel Distribution, SA(a) ......         726,000       6,758,326
                                                                     -----------
                                                                      19,123,041
                                                                     -----------
Energy-9.6%
Oil-9.6%
Repsol-YPF, SA .................................         527,119      11,255,951
                                                                     -----------


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8 o THE SPAIN FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

Basic Industries-4.4%
Mining and Metals-4.4%
Acerinox, SA ........................................    152,500    $  5,182,969
                                                                    ------------
Technology-2.8%
Internet-2.8%
Terra Networks, SA(a) ...............................     72,000       3,294,094
                                                                    ------------
Total Common Stocks
   (cost $75,025,504) ...............................                113,454,928
                                                                    ------------
Time Deposit-0.2%
Dresdner London
   6.75%, 6/01/00
   (cost $200,000) ..................................    $   200         200,000
                                                                    ------------
Total Investments-97.2%
   (cost $75,225,504) ...............................                113,654,928
Other assets less liabilities-2.8% ..................                  3,330,793
                                                                    ------------
Net Assets-100% .....................................               $116,985,721
                                                                    ============

(a)   Non-income producing security.
(b)   Security represents investment in an affiliate.
(c)   Restricted and illiquid security, valued at fair value (see Notes A & E).
      Glossary:
      ADR-American Depositary Receipt
      See notes to financial statements.


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                                                              THE SPAIN FUND o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2000 (unaudited)

Assets
Investments in securities, at value
   (cost $75,225,504) .......................................     $ 113,654,928
Cash ........................................................             5,776
Foreign cash, at value (cost $3,865,107) ....................         3,774,133
Receivable for investment securities sold ...................           200,037
Foreign taxes receivable ....................................            52,849
Prepaid expenses ............................................            10,391
                                                                  -------------
Total assets ................................................       117,698,114
                                                                  -------------
Liabilities
Payable for investment securities purchased .................           200,000
Management fee payable ......................................           110,604
Accrued expenses ............................................           401,789
                                                                  -------------
Total liabilities ...........................................           712,393
                                                                  -------------
Net Assets ..................................................     $ 116,985,721
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      85,606
Additional paid-in capital ..................................        79,292,657
Distributions in excess of net investment income ............        (7,420,161)
Accumulated net realized gain on investments
   and foreign currency transactions ........................         6,692,052
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ......        38,335,567
                                                                  -------------
                                                                  $ 116,985,721
                                                                  =============
Net Asset Value Per Share
   (based on 8,560,621 shares outstanding) ..................     $       13.67
                                                                  =============

See notes to financial statements.


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10 o THE SPAIN FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2000 (unaudited)

Investment Income
Dividends-unaffiliated issuers (net of
   foreign taxes withheld of $77,893) .......         $441,396
Dividends-affiliated issuer (net of
   foreign taxes withheld of $33,752) .......          191,259
Interest ....................................           71,386     $    704,041
                                                      --------
Expenses
Management fee ..............................          713,483
Audit and legal .............................          218,301
Custodian ...................................          182,229
Printing ....................................           59,039
Transfer agency .............................           43,786
Directors' fees and expenses ................           29,505
Registration ................................           21,949
Miscellaneous ...............................           29,470
                                                      --------
Total expenses ..............................                         1,297,762
                                                                   ------------
Net investment loss .........................                          (593,721)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions-unaffiliated issuers ........                         3,783,357
Net realized loss on foreign
   currency transactions ....................                          (358,968)
Net change in unrealized
   appreciation / depreciation of:
   Investments ..............................                         3,527,926
   Foreign currency denominated
      assets and liabilities ................                             7,532
                                                                   ------------
Net gain on investments and foreign
   currency transactions ....................                         6,959,847
                                                                   ------------
Net Increase in Net Assets
   from Operations ..........................                      $  6,366,126
                                                                   ============

See notes to financial statements.


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                                                             THE SPAIN FUND o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months Ended     Year Ended
                                                 May 31, 2000      November 30,
                                                  (unaudited)          1999
                                               ----------------    ------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $    (593,721)     $    (477,931)
Net realized gain on investments and
   foreign currency transactions .........         3,424,389         39,071,784
Net change in unrealized
   appreciation / depreciation of
   investments and foreign currency
   denominated assets and liabilities ....         3,535,458        (35,517,622)
                                               -------------      -------------
Net increase in net assets
   from operations .......................         6,366,126          3,076,231
Dividends and Distributions
to Shareholders from:
Distributions in excess of net
   investment income .....................        (6,826,440)                -0-
Net realized gain on investments
   and foreign currency transactions .....       (23,361,935)       (53,691,993)
Capital Stock Transactions:
Net decrease .............................                -0-       (12,223,161)
                                               -------------      -------------
Total decrease ...........................       (23,822,249)       (62,838,923)
Net Assets
Beginning of period ......................       140,807,970        203,646,893
                                               -------------      -------------
End of period ............................     $ 116,985,721      $ 140,807,970
                                               =============      =============

See notes to financial statements.


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12 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in Euro are translated into U.S. dollars at the mean of the quoted bid and asked price of the Euro against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.


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                                                             THE SPAIN FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The exchange rate for the Euro at May 31, 2000 was 1.07 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $925 during the six months ended May 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2000 amounted to $105,471, none of which was paid to Banco Bilbao Vizcaya.


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14 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2000, the Fund earned $32,984 of interest income on cash balances maintained at the subcustodian.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $6,266,568 and $35,626,215, respectively, for the six months ended May 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2000.

At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $39,943,768 and gross unrealized depreciation of investments was $1,514,344 resulting in net unrealized appreciation of $38,429,424 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At May 31, 2000, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At May 31, 2000, 8,560,621 shares were outstanding.

NOTE E

Restricted and Illiquid Security

                                             Date Acquired                Cost
                                             -----------------------------------
Unidad Editorial,
SA Series A.................                    9/30/92                 $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at May 31, 2000 was $1,282,977 representing 1.1% of net assets.


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                                                             THE SPAIN FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


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16 o THE SPAIN FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        Six Months
                                             Ended
                                           May 31,                              Year Ended November 30,
                                              2000     -------------------------------------------------------------------
                                       (unaudited)          1999           1998            1997          1996         1995
                                       -----------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............   $   16.45       $   22.16      $   18.34       $   13.41     $   10.47    $    9.96
                                       -----------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment income (loss) .......        (.07)           (.06)(a)        .04(a)          .06           .11          .09
Net realized and unrealized gain
  on investments and foreign
  currency transactions ............         .82             .44           7.41            5.03          2.86          .42
                                       -----------------------------------------------------------------------------------
Net increase in net asset value
  from operations ..................         .75             .38           7.45            5.09          2.97          .51
                                       -----------------------------------------------------------------------------------
Realized gain due to repurchase
  program ..........................          -0-            .19            .24              -0-           -0-          -0-
                                       -----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................          -0-             -0-          (.45)           (.16)         (.03)          -0-
Distributions in excess of net
  investment income ................       (0.80)             -0-         (1.47)             -0-           -0-          -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions ....       (2.73)          (6.28)         (1.95)             -0-           -0-          -0-
                                       -----------------------------------------------------------------------------------
Total dividends and distributions ..       (3.53)          (6.28)         (3.87)           (.16)         (.03)          -0-
                                       -----------------------------------------------------------------------------------
Net asset value,
  end of period ....................   $   13.67       $   16.45      $   22.16       $   18.34     $   13.41    $   10.47
                                       ===================================================================================
Market value, end of period ........   $   12.50       $   14.50      $  18.875       $  15.875     $   10.75    $   8.625
                                       ===================================================================================
Total Return
Total investment return based on(b):
  Market value .....................        6.92%           8.53%         50.44%          49.59%        25.03%       (5.48)%
  Net asset value ..................        3.07%           4.87%         52.88%          38.54%        28.48%        5.12%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................   $ 116,986       $ 140,808      $ 203,647       $ 183,857     $ 134,508    $ 105,011
Ratio of expenses to average
  net assets .......................        1.83%(c)        1.84%          1.44%           1.55%         1.73%        2.07%
Ratio of net investment income
  (loss) to average net assets .....        (.84)%(c)       (.32)%          .16%            .38%          .93%         .89%
Portfolio turnover rate ............           9%             45%            47%             45%           44%          38%

See footnote summary on page 18.


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                                                             THE SPAIN FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total return calculated for a period of less than one year is not annualized.
(c)   Annualized.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sell-off

An abrupt drop in price resulting from widespread selling.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Angel Corcostegui(1)
H.R.H. Pilar de Borbon y Borbon(1)
Inmaculada de Habsburgo-Lorena(1)
Enrique L. Fevre
Ignacio Gomez-Acebo(1)
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY10036

Dividend Paying Agent,
Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

NOTES


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

The Spain Fund
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNSR500